Exhibit 10.16.11

CONFIDENTIAL TREATMENT

TERRITORY LICENSE NO. 7

Quick Reference Title:	Server-Based Applications (Mexico & Brazil)

Pursuant to the Data License Agreement between NT and Client dated as of the Effective Date identified therein and reiterated below (“Agreement”), NT (acting also on behalf of its affiliate NAVTEQ Europe B.V., collectively “NT”) and Client hereby agree to the following additional terms and conditions. Capitalized terms not otherwise defined in the Agreement or within the body of this TL (including any exhibits or attachments hereto) shall have the meanings set forth in Exhibit A hereto. With respect to Data for Brazil and Mexico The parties hereby agree that Territory License No, 4, dated February 15, 2006, is hereby superseded in its entirety by this Territory License No. 7 as of the Effective Date hereof, and shall no longer have any effect

Client:	Telenav, Inc.

Effective Date of Agreement:	December 1, 2001

Effective Date of Territory License:	Date of the last signature below

I. Territory License Term

The term of this TL shall commence on the Effective Date of this TL and continue through December 31, 2008, unless terminated as provided in the Agreement (“TL Term”).

Both parties have executed this Agreement by their duly authorized officers as of the Effective Date.

NAVTEQ NORTH AMERICA, LLC.		TELENAV, INC.

By:	/s/ Lawrence M. Kaplan	By:	/s/ Douglas S. Miller

Name: Lawrence M. Kaplan		Name: Douglas S. Miller

Title: Senior VP, General Counsel & Secretary		Title: CFO

Date: 5/18/07		Date: 3/9/07

Cover Page of 11

CONFIDENTIAL TREATMENT

TERMS AND CONDITIONS

II.	Territory (check applicable geographic areas; each is a separate “Territory”).

☒	Mexico

☒	Brazil

III.	Data Content & Quality. NAVTEQ Standard Data

The Data for Mexico and Brazil is the geographic data for such country developed and generally released by NT for use in the type of Application(s) authorized hereunder, up to Standard Data. Standard Data shall mean the features and attributes specified in NT’s NAVTEQ Standard Data Content & Quality Specification (v.11.22.02). To the extent that the Standard Data does not comply with the applicable Verification Procedure for Accuracy and Completeness or equivalent, NT’s sole obligation and Client’s sole remedy shall be for NT to use commercially reasonable efforts to effect such compliance. Standard Data shall further include additional content generally released by NT from time to time for which NT does not charge, in its sole discretion, additional license fees (“Add-Ons”); NT shall be under no obligation to release such additional content and the first two sentences of Section 8.1 of the Agreement shall not apply to Add-Ons or to Data for Brazil or Mexico. Data for certain countries or areas of the Territory may not be completed and/or may not be produced within the TL Term, and will only be available hereunder upon general release by NT following completion.

IV.	Application. Server-Based Non-Vehicle Integrated Navigation Applications, as defined in Exhibit A and subject to Section I of Exhibit B.

V.	Licensed Use. Pursuant to Section 4.1 of the Agreement, use of the Data is limited to:

A.	storing a Copy of all or any portion of the Data on one or more internal servers possessed or otherwise controlled by Client; and

B.	using the Data of subpart (A) together with the Application to calculate and/or derive Transactions and deliver and display them to End-Users as authorized in Section IV; and

C.	sublicensing third party business customers of Client (each a “Sublicensee”), under a written agreement between Client and such Sublicensee setting forth terms and conditions no less restrictive than those set forth in this Agreement (“Sublicense Agreement”), to store a Copy of all or any portion of the Data on one or more internal servers possessed or otherwise controlled by such Sublicensee and to use such Data together with the Application to calculate and/or derive Transactions and deliver and display them to End-Users as authorized in Section IV. Client shall be fully responsible for compliance by Sublicensees with Sublicense Agreements.

VI.	Fees to NT.

A.	License Fees. License fee amounts are determined on a per Transaction or Subscription basis and are as set forth in Exhibit B hereto (“License Fees”).

B.	License Fee Reports & Due Dates. License Fee reports for Transactions distributed in each calendar month are due by the [*****] day of the following calendar month (e.g., the License Fee report for October is due by November [*****]). [*****], NT shall invoice Client for the amounts due. License Fees shall be due and paid by the [*****] day following the [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

VII.	Minimum Annual License Fee. Client shall pay NT minimum annual license fees (“MALF”) in the amounts set forth below. The MALF shall be applied in each annual period to license fees due for such annual period. Unused amounts of the MALF for any annual period, if any, are not refundable, may not be applied to any other annual period, and may not be credited towards license fees or other charges due under a different TL or applied to any other monies due NT. The MALF for each annual period of this TL is as follows:

[*****]

VIII.	Currency. U.S. Dollars. Client shall convert non-US Dollar license fees as identified herein into US Dollars by using the Federal Reserve Statistical Release Foreign Exchange Rates (http://www.federalreserve.gov/releases/h10/Hist/ dat00_eu.htm). The conversion rate to be used is the conversion rate listed for the last day of the reporting period specified in this TL. Client shall include its currency conversion calculations in each License Fee Report.

IX.	End-User Terms. Attached as Exhibit C. In all instances where the Application uses, accesses, reflects or relies upon any portion of the Data to deliver information to End-Users, Client shall provide End-Users with a copy of the End-User Terms and shall provide conspicuous notice to End-Users prior to their use of, or access to, any portion of the Data that their use thereof is subject to the End-User Terms.

X.	Additional Provisions.

A.	NT Marks & Legends. For purposes of this TL, Client’s obligations under Sections 12.1 of the Agreement to display NT Marks & Legends shall be satisfied as follows:

1.	Marks. displaying the NAVTEQ ON BOARD logo on or immediately adjacent to each display of a Transaction; and

2.	Legends. displaying the applicable NT copyright notice (as specified in the NT Identity Guidelines) and third party copyright and similar notices and legends (as specified in Section 11.5 of the Agreement, the NT Identity Guidelines and/or otherwise by NT) on or immediately adjacent to each display of a Transaction.

B.	Brazil Points of Interest (POIs). Brazil POIs may not be used in publicly accessible, Internet-based web sites whereby consumers obtain POI data for their personal use. The End-User Terms for any Application containing Brazil POIs shall contain the following copyright notice: “Conteudo fornecido por MapLink”.

C.	Other Data Restrictions. Notwithstanding anything to the contrary in the Agreement, Client may not make any modifications, adaptations, or alterations of or to the Data (collectively “Modifications”) or associate or add any data to or in combination with the Data (collectively “Additions”), without NT’s prior written approval, except that Client may (1) reformat or recompile the Data for use in Applications, (2) add or associate features or attributes to the Data of a type not already included within the Specification, and (3) append to the Data geographic data of third parties for any country for which NT has less than [*****] (as defined in the Specification). Notwithstanding the foregoing, in no event shall Client make any Modifications or Additions that in any manner materially reduce, impair, or otherwise negatively impact upon the accuracy, completeness, integrity, or safety of the Data.

D.	Press Releases. Within thirty (30) days following the execution of this TL, both parties agree to issue a mutually agreeable joint press release with quotations from senior executives from each party announcing the execution of this TL and the nature of the parties’ strategic relationship.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

EXHIBIT A

DEFINITIONS

“ASR” or “Automated Speech Recognition” means the ability of a machine or program to recognize and carry out human voice commands.

“Asset” means a person (including an End-User), animal, device, site, transportation means (e.g, a car or truck) or other mobile or immobile object.

“Base Attribute Set” means information in the Data relating to only those attributes that are identified as “Base” in NT’s list of data attributes attached hereto as Exhibit D (as such attributes are further defined in the Specification). The Base Attribute Set shall exclude any information relating to those attributes that are identified as “Enhanced”. NT may update the Base Attribute Set from time to time upon notice to Client, provided, however, that NT shall not re-categorize any “Base” attributes identified in Exhibit D as Enhanced Attributes.

“Copy” [*****]

“Daily Subscription” means the provision of an unlimited number of [*****] Transactions (i) to an Identified End-User (with respect to a single [*****]) or (ii) relating to [*****], based on a subscription for [*****] which the Identified End-User subscribes in advance for a period of [*****].

“Data Access Restrictions” [*****]

“Device” means any computer device and/or communication device.

“Enhanced Attributes” means any attributes in the Data that are not included in the Base Attribute Set.

“Excluded Applications” means any use of the Data in any manner not expressly authorized under this TL, including, without limitation, (i) for [*****], (ii) with or for [*****], (iii) for, or in connection with, [*****], (iv) for or with [*****], or (v) for or with a [*****] Application.

“Expiry” means that the Transaction (including any Data delivered in connection with the Transaction) is rendered unusable by the End-User (or anyone else) at the end of the End-User’s subscription period.

“Geomarketing Application” means an application that analyzes and displays [*****].

“Identified Asset” means a specifically identified Asset of an Identified End-User, the location of which Asset Client or Sublicensee [*****] using the Application.

“Identified End-User” means an End-User who Client specifically identifies by name, address and other information and whose usage of the Application Client [*****] in connection with each Transaction. Identified End-User does not include [*****].

“Limited Screen Size” means that the [*****] of the Device [*****].

“Limited Voice Capability” means that [*****] is limited to [*****].

“Monthly Subscription” means the provision of an unlimited number of Transactions (i) to an Identified End-User (with respect to a single Asset) or (ii) relating to each Identified Asset, based on a subscription for that type of Transaction to which the Identified End-User subscribes in advance for a [*****] period.

“No In-Vehicle System Integration” means that the Application is incapable of [*****] except as follows: [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

“Optimization” means calculating one or more [*****].

“Route” means a [*****], and up to [*****].

“Route Guidance Transaction” means any one or more of [*****], delivered via one or more communications to the End-User.

“Server-Based Application” means a system comprising a software application developed by or for Client which is [*****], and which Client or Sublicensee makes accessible to End-Users, [*****], and incorporates and uses the Data solely to derive [*****] Transactions which must be subject to [*****], and deliver each such Transaction, [*****], to the End-User for the End-User’s immediate or near immediate personal use. End-Users may [*****] solely for the End-User’s own immediate or near term immediately personal use.

“Server-Based Non-Vehicle Integrated Navigation Application” means a [*****] Application which uses the Data solely to provide [*****] Transactions; and further characterized in that the Application: (i) uses [*****]; (ii) has [*****]; (iii) has [*****]; (iv) has [*****]; (v) uses [*****]; and (vi) does not include [*****].

“Single Sensor” means a [*****] is used by the Device or otherwise in connection with deriving the Transaction.

“Subscription” means a [*****].

“Traffic Code Usage” means that the Application makes use of [*****] Client has the right to use [*****] of NT, but rather, that there is a [*****] for the Data when used with [*****]. Any license of [*****] to Client would be under separate agreement with NT.

“Transaction” means a [*****] Transaction, which must be subject to [*****].

“TTS” or “Text-To-Speech” means a speech synthesis application that is used to create a spoken sound version of text.

“Vector Data” means Data represented in any form other than a [*****].

“Voice Capability” means the ability to use [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

EXHIBIT B

APPLICATION & LICENSE FEES

I.	Application. Subject to the Data Access Restrictions and all other restrictions set forth in the Agreement, the Application is a [*****] Application, but shall not include Excluded Applications.

II.	License Fees & Due Dates. License fees for each Transaction or Subscription are as set forth in the table below, and shall be due on and paid in accordance with Section VI(B) above. To the extent that Client is unable to accurately determine the amount of license fees due for the [*****] by such date, Client shall estimate the license fees amount in good faith, and then adjust for variances in the next [*****] payment

License fees are calculated as follows:

1.	Base License Fee. License fees are determined from the table below based on [*****]. The Base License Fee is predicated on use of a [*****] Application. Client agrees to pay NT license fees based on [*****].

[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]

2.	Transaction Buckets. Client shall pay [*****], provided that the [*****]. If the [*****], the fees set forth in the table above shall apply. Transaction buckets are [*****].

3.	Premiums and Discounts. No additional discounts or volume rebates shall apply to the license fees set forth above. Client shall notify NT if Client wants to change the features or functionality of the Application so that it no longer meets the definition of [*****] Application. In such event, NT shall provide pricing which Client may apply upon execution of an amendment to this TL by both parties.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

EXHIBIT C

END-USER TERMS

The data (“Data”) is provided for your personal, internal use only and not for resale. It is protected by copyright, and is subject to the following terms and conditions which are agreed to by you, on the one hand, and [CLIENT] (“[CLIENT]”) and its licensors (including their licensors and suppliers) on the other hand.

© 200X NAVTEQ [Insert any applicable copyright notices as required for the country-specific Data being used]. All rights reserved.

The Data for areas of Canada includes information taken with permission from Canadian authorities, including: © Her Majesty the Queen in Right of Canada, © Queen’s Printer for Ontario, © Canada Post Corporation, GeoBase ®.

NAVTEQ holds a non-exclusive license from the United States Postal Service® to publish and sell ZIP+4® information.

©United States Postal Service® 200X. Prices are not established, controlled or approved by the United States Postal Service®. The following trademarks and registrations are owned by the USPS: United States Postal Service, USPS, and ZIP+4.

Terms and Conditions

Personal Use Only. You agree to use this Data together with [insert name of CLIENT’s authorized Application] for the solely personal, non-commercial purposes for which you were licensed, and not for service bureau, time-sharing or other similar purposes. Accordingly, but subject to the restrictions set forth in the following paragraphs, you may copy this Data only as necessary for your personal use to (i) view it, and (ii) save it, provided that you do not remove any copyright notices that appear and do not modify the Data in any way. You agree not to otherwise reproduce, copy, modify, decompile, disassemble or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.

Restrictions. Except where you have been specifically licensed to do so by [CLIENT], and without limiting the preceding paragraph, you may not (a) use this Data with any products, systems, or applications installed or otherwise connected to or in communication with vehicles, capable of vehicle navigation, positioning, dispatch, real time route guidance, fleet management or similar applications; or (b) with or in communication with any positioning devices or any mobile or wireless-connected electronic or computer devices, including without limitation cellular phones, palmtop and handheld computers, pagers, and personal digital assistants or PDAs.

Warning. The Data may contain inaccurate or incomplete information due to the passage of time, changing circumstances, sources used and the nature of collecting comprehensive geographic data, any of which may lead to incorrect results.

No Warranty. This Data is provided to you “as is,” and you agree to use it at your own risk. [CLIENT] and its licensors (and their licensors and suppliers) make no guarantees, representations or warranties of any kind, express or implied, arising by law or otherwise, including but not limited to, content, quality, accuracy, completeness, effectiveness, reliability, fitness for a particular purpose, usefulness, use or results to be obtained from this Data, or that the Data or server will be uninterrupted or error-free.

Disclaimer of Warranty: [CLIENT] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) DISCLAIM ANY WARRANTIES, EXPRESS OR IMPLIED, OF QUALITY, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. Some States, Territories and Countries do not allow certain warranty exclusions, so to that extent the above exclusion may not apply to you.

Disclaimer of Liability: [CLIENT] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) SHALL NOT BE LIABLE TO YOU: IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF THE INFORMATION; OR FOR ANY LOSS OF PROFIT, REVENUE, CONTRACTS OR SAVINGS, OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF YOUR USE OF OR INABILITY TO USE THIS INFORMATION, ANY DEFECT IN THE INFORMATION, OR THE BREACH OF THESE TERMS OR CONDITIONS, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF [CLIENT] OR ITS LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Some States, Territories and Countries do not allow certain liability exclusions or damages limitations, so to that extent the above may not apply to you.

Export Control. You agree not to export from anywhere any part of the Data provided to you or any direct product thereof except in compliance with, and with all licenses and approvals required under, applicable export laws, rules and regulations.

Entire Agreement. These terms and conditions constitute the entire agreement between [CLIENT] (and its licensors, including their licensors and suppliers) and you pertaining to the subject matter hereof, and supersedes In their entirety any and all written or oral agreements previously existing between us with respect to such subject matter.

CONFIDENTIAL TREATMENT

Governing Law. The above terms and conditions shall be governed by the laws of the State of Illinois [insert “Netherlands” where European NAVTEQ Data is used], without giving effect to (i) its conflict of laws provisions, or (ii) the United Nations Convention for Contracts for the International Sale of Goods, which is explicitly excluded. You agree to submit to the jurisdiction of the State of Illinois [insert “The Netherlands” where European NAVTEQ Data is used] for any and all disputes, claims and actions arising from or in connection with the Data provided to you hereunder.

Government End Users. If the Data is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, this Data is a “commercial item” as that term is defined at 48 C.F.R. (“FAR”) 2.101, is licensed in accordance with these End-User Terms, and each copy of Data delivered or otherwise furnished shall be marked and embedded as appropriate with the following “Notice of Use,” and shall be treated in accordance with such Notice:

NOTICE OF USE

CONTRACTOR (MANUFACTURER/ SUPPLIER) NAME: NAVTEQ

CONTRACTOR (MANUFACTURER/SUPPLIER) ADDRESS: 222 Merchandise Mart Plaza, Suite 900, Chicago, Illinois 60654

This Data is a commercial item as defined in FAR 2.101 and is subject to these End-User Terms under which this Data was provided.

© 200X NAVTEQ – All rights reserved.

If the Contracting Officer, federal government agency, or any federal official refuses to use the legend provided herein, the Contracting Officer, federal government agency, or any federal official must notify NAVTEQ prior to seeking additional or alternative rights in the Data.

CONFIDENTIAL TREATMENT

EXHIBIT D

CLASSIFICATION OF DATA ATTRIBUTES

(v.01.01.06)

	Link Attributes	[*****]
General Attributes
1	Functional class	[*****]
2	Speed Category	[*****]
3	Lane Category	[*****]
4	Divider Location	[*****]
5	Divider Legal	[*****]
6	Direction of Travel	[*****]
7	Long Haul	[*****]
8	Stub Link	[*****]
Access Characteristics
9	Deliveries	[*****]
10	Taxis	[*****]
11	Trucks	[*****]
12	Emergency vehicles	[*****]
13	Carpools	[*****]
14	Through Traffic	[*****]
15	Autos	[*****]
16	Pedestrians	[*****]
17	Buses	[*****]
Display Characteristics
18	Boat Ferry	[*****]
19	Bridge	[*****]
20	Controlled Access	[*****]
21	Detailed City Inclusion	[*****]
22	Frontage Road	[*****]
23	Full Geometry	[*****]
24	Indescribable	[*****]
25	In-Process Data	[*****]
26	Intersection Internal	[*****]
27	Manoeuvre	[*****]
28	Multiply Digitised	[*****]
29	Paved	[*****]
30	POI Access Road	[*****]
31	Private	[*****]
32	Rail Ferry	[*****]
33	Ramp	[*****]
34	Roundabout	[*****]
35	Special Traffic Figure	[*****]
36	Tollway	[*****]
37	Tunnel	[*****]
38	Undefined Traffic Area	[*****]
39	Urban	[*****]
Names/Addresses

	Link Attributes	[*****]
40	Address Range	[*****]
41	Address Format	[*****]
42	Address Scheme	[*****]
43	Address Type	[*****]
44	Feature Type	[*****]
45	Route Type	[*****]
46	Base Name	[*****]
47	Language Code	[*****]
48	Prefix	[*****]
49	Suffix	[*****]
50	Direction On Sign	[*****]
51	Street Type	[*****]
Name Status
52	Exit Number	[*****]
53	Explicatable	[*****]
54	Junction Name	[*****]
55	Name on Road Sign	[*****]
56	Postal Name	[*****]
57	Stale Name	[*****]
58	Vanity Name	[*****]
Administrative Areas
59	Country	[*****]
60	Level 2 (State)	[*****]
61	Level 3 (County)	[*****]
62	Level 4 (City)	[*****]
63	Level 5 (Settlement)	[*****]
64	Postal Code	[*****]
65	Zones	[*****]
66	Government Code	[*****]
67	Language Code	[*****]
Points of Interest
68	Facility Type	[*****]
69	POI Name	[*****]
70	Name Language Code	[*****]
71	POI Synonyms	[*****]
72	POI Exonyms	[*****]
73	Street Address of POI	[*****]
74	Phone Number	[*****]
75	Capital Indicator	[*****]
76	Chain Name	[*****]
77	Food Type	[*****]
78	In Vicinity	[*****]
79	National Importance	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

	Link Attributes	[*****]
80	Parent/Child	[*****]
81	Percent from reference node	[*****]
82	Population	[*****]
83	POI Side	[*****]
84	Actual Address	[*****]
85	Vanity City	[*****]
86	POI X-Coordinate	[*****]
87	POI Y-Coordinate	[*****]
88	Open 24 Hours	[*****]
89	Building Type	[*****]
90	Rest Area Type	[*****]
91	Supported Petrol Cards	[*****]
92	Car Wash available	[*****]
93	ATM available	[*****]
94	Convenience store available	[*****]
95	Located on Motorway	[*****]
96	High flow diesel pump available	[*****]
97	Accessible for heavy good vehicles	[*****]
98	LPG, CNG and Diesel availability	[*****]
Signs
99	Sign Text	[*****]
100	Sign Language Code	[*****]
101	Branch Route Number	[*****]
102	Branch Text	[*****]
103	Toward Route Number	[*****]
104	Toward Text	[*****]
105	Exit Number	[*****]
Landuse
106	Administrative boundaries	[*****]
107	107	[*****]
108	108	[*****]
109	109	[*****]
110	110	[*****]
111	111	[*****]
112	112	[*****]
113	113	[*****]
114	114	[*****]
115	115	[*****]
116	116	[*****]
117	117	[*****]
118	118	[*****]
119	Native American Reservation (US/Canada only)	[*****]

120	Ocean	[*****]
121	Park (City/County)	[*****]
122	Park (National)	[*****]
123	Park (State)	[*****]

	Link Attributes	[*****]
124	Pedestrian Area	[*****]
125	Railroad	[*****]
126	River	[*****]
127	Shopping Centre	[*****]
128	Sports Complex	[*****]
129	Undefined Traffic Area	[*****]
130	University/College	[*****]
131	Woodland	[*****]
132	Cartographic Country Boundary	[*****]
133	Business/Commerce Building/Landmark	[*****]
134	Convention/Exhibition Building/Landmark	[*****]
135	Cultural Building/Landmark	[*****]
136	Education Building/Landmark	[*****]
137	Emergency Service Building/Landmark	[*****]
138	Government Building/Landmark	[*****]
139	Historical Building/Landmark	[*****]
140	Medical Building/Landmark	[*****]
141	Park/Leisure Building/Landmark	[*****]
142	Residential Building/Landmark	[*****]
143	Retail Building/Landmark	[*****]
144	Sports Building/Landmark	[*****]
145	Tourist Building/Landmark	[*****]
146	Transportation Building/Landmark	[*****]
147	Elevation Contours	[*****]
148	Cartographic State/Province Boundary (US/Canada only)	[*****]
149	Park in Water	[*****]
Country attributes
150	Currency Precision	[*****]
151	Currency Type	[*****]
152	Daylight Savings Time	[*****]
153	Driving Side	[*****]
154	House Number Format	[*****]
155	Maximum admin level	[*****]
156	Telephone Country Code	[*****]
157	Time Zone	[*****]
158	Unit of Measure	[*****]
Node attributes
159	Aligned	[*****]
160	X-coordinate	[*****]
161	Y-coordinate	[*****]
162	Z-level	[*****]
Conditions
Condition Type
Restricted driving manoeuvre
163	(Legal)	[*****]
164	(Logical)	[*****]
165	(Physical)	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

	Link Attributes	[*****]
166	Toll booths	[*****]
167	Special Explications	[*****]
Gates
168	(Key Access)	[*****]
169	(Emergency Vehicle Access)	[*****]
170	(Permission required)	[*****]
171	Access Restrictions	[*****]
172	Construction Status Closed	[*****]
173	Direction of Travel	[*****]
174	Carpool restriction	[*****]
175	Usage Fee Required	[*****]
Condition Applies To
176	Deliveries	[*****]
177	Taxis	[*****]
178	Trucks	[*****]
179	Emergency vehicles	[*****]
180	Carpools	[*****]
181	Through Traffic	[*****]
182	Autos	[*****]
183	Pedestrians	[*****]
184	Buses	[*****]
185	Bicycles	[*****]
Condition Date/Time Modifiers
Traffic attributes
186	RDS-TMC Codes	[*****]
Generalization attributes
Composite Road Features
187	(Intersections)	[*****]
188	(Roads)	[*****]
189	(Objects)	[*****]
Additional Attribute Set
190	Enhanced Geometry	[*****]
191	Speed Limit	[*****]
192	Special Speed Situation	[*****]
193	Special Speed Limit	[*****]
194	Dependent Special Speed Type	[*****]
195	Variable Speed Sign	[*****]
196	Speed Limit Unit	[*****]
197	Number of Lanes	[*****]
Map Voice Data attributes
198	Phonemes	[*****]
Extended Lane Information
199	Extended Number of Lanes	[*****]
200	Lane Dependent Validity	[*****]
201	Lane Direction of Traffic Flow	[*****]
202	Connectivity	[*****]
203	Connected Lanes	[*****]

	Link Attributes	[*****]
Other
204	Direction of Linear Administrative Boundaries	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.